      As filed with the Securities and Exchange Commission on March 7, 2000
                         Registration No. 333-_________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          NET2000 COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                DELAWARE                                 51-0384995
    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
     Incorporation or organization)

           2180 FOX MILL ROAD
           HERNDON, VIRGINIA                                20171
(Address of principal executive offices)                  (Zip Code)

         NET2000 COMMUNICATIONS, INC. 1999 EMPLOYEE STOCK PURCHASE PLAN
                              (Full title of plan)

              (Name, address and telephone
              number of agent for service)                                      (Copy to:)
                  LEE WEINER, ESQUIRE                                   NANCY A. SPANGLER, ESQUIRE
       SENIOR VICE PRESIDENT AND GENERAL COUNSEL                     PIPER MARBURY RUDNICK & WOLFE LLP
              NET2000 COMMUNICATIONS, INC.                         1850 CENTENNIAL PARK DRIVE, SUITE 610
                   2180 FOX MILL ROAD                                        COMMERCE PARK III
                HERNDON, VIRGINIA 20171                                   RESTON, VIRGINIA 20191
                     (703) 654-2010                                           (703) 390-5240

                         CALCULATION OF REGISTRATION FEE

=================================================================================================================
                                                              PROPOSED           PROPOSED
                                            AMOUNT            MAXIMUM             MAXIMUM           AMOUNT OF
                                            TO BE             OFFERING           AGGREGATE         REGISTRATION
TITLE OF SECURITIES TO BE REGISTERED      REGISTERED     PRICE PER UNIT (2)  OFFERING PRICE (2)       FEE (2)
-----------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value            1,875,000 (1)          $20.00           $37,500,000           $9,900
=================================================================================================================

(1) Pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate number of shares of Common Stock that may be offered or issued by reason of stock splits, stock dividends or similar transactions and an indeterminate number of plan participation interests to be offered or sold pursuant to the 1999 Employee Stock Purchase Plan.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457. The proposed maximum offering price per share, proposed maximum aggregate offering price and the amount of the registration fee are based on the initial public offering price of Net2000 Communications, Inc. Common Stock on March 7, 2000. Pursuant to Rule 457(h)(2), no separate registration fee is provided for the participation interests in the 1999 Employee Stock Purchase Plan.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Not required to be included in this Form S-8 Registration Statement pursuant to introductory Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents which have been filed by the Registrant with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

         (a) Prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 (in connection with Registrant's Registration Statement on Form S-1, as amended, filed on December 2, 1999 (File No. 333-91987));

         (b) All other reports filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, ("Exchange Act") since the end of the fiscal year covered by the document referred to in (a) above; and

         (c) Description of Common Stock of the Registrant contained or incorporated in the registration statements filed by the Registrant under the Exchange Act, including any amendments or reports filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part of this Registration Statement from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         None.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         As permitted by the General Corporation Law of Delaware ("GCLD"), Article Tenth of the Amended and Restated Certificate of Incorporation (the "Certificate") of Net2000 Communications, Inc. (the "Corporation") provides for indemnification of directors and officers of the Corporation, as follows:

         The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom.

         Also, the Corporation's Amended and Restated By-Laws contain indemnification procedures that implement the indemnification provisions of the Amended and Restated Certificate of Incorporation. The GCLD permits a corporation to indemnify its directors and officers, among others, against judgments, fines, settlements and reasonable expenses actually incurred by them in connection with any proceedings to which they may be a party by reason of their service in those or other capacities, if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceedings, had no reasonable cause to believe that such conduct was unlawful.

         As permitted by the GCLD, Article Ninth of the Corporation's Certificate provides for limitation of liability of directors of the Corporation, as follows:

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

                  Not applicable.

ITEM 8.  EXHIBITS.

EXHIBIT
NUMBER                      DESCRIPTION
------                      -----------
4.1                         Amended and Restated Certificate of Incorporation (incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No.
                            333-91987))

4.2                         Amended and Restated By-Laws (incorporated by reference to the Company's
                            Registration Statement on Form S-1, as amended (File No. 333-91987))

4.3 1999 Employee Stock Purchase Plan (incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No. 333-91987))

5.0                         Opinion of Piper Marbury Rudnick & Wolfe LLP, counsel for the Registrant, regarding the legal validity of the shares of Common Stock being registered for issuance under the Plan (filed herewith)

23.1                        Consent of Counsel (contained in Exhibit 5.0)

23.2                        Consent of Independent Auditors (filed herewith)

24.0                        Power of Attorney (filed herewith)

ITEM 9.  UNDERTAKINGS.

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

         Paragraphs (l)(i) and (l)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on the 7th day of March, 2000.

                                            NET2000 COMMUNICATIONS, INC.

                                            By:    /s/ Clayton A. Thomas, Jr.
                                                   --------------------------
                                                   Clayton A. Thomas, Jr.
                                                   Chairman of the Board and
                                                   Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Administrator of the 1999 Employee Stock Purchase Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on the 7th day of March, 2000.

                                 NET2000 COMMUNICATIONS, INC.
                                 1999 EMPLOYEE STOCK PURCHASE PLAN

                                 By:    /s/ Eric Geis
                                      --------------------------
                                      On behalf of the Compensation Committee

         Pursuant to the requirements of the Securities Act of 1933, this Form S-8 Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                                    Title                                       Date
---------                                                    -----                                       ----
/s/ Clayton A. Thomas, Jr.             Chairman of the Board and Chief Executive Officer             March 7, 2000
--------------------------                       (Principal Executive Officer)
Clayton A. Thomas, Jr.

/s/ Donald E. Clarke                       Executive Vice President, Chief Financial                 March 7, 2000
--------------------                                 Officer and Treasurer
Donald E. Clarke                          (Principal Financial and Accounting Officer)

         A majority of the Board of Directors (Clayton A. Thomas, Jr., Clyde Heintzelman, Peter B. Callowhill, Eric Geis, Reid Miles and Mitchell Reese).

Date:         March 7, 2000       By:  /s/ Nancy A. Spangler
                                       ---------------------
                                        Nancy A. Spangler       Attorney-In-Fact

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                      DESCRIPTION
------                      -----------
4.1                         Amended and Restated Certificate of Incorporation (incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No.
                            333-91987))

4.2                         Amended and Restated By-Laws (incorporated by reference to the Company's
                            Registration Statement on Form S-1, as amended (File No. 333-91987))

4.3 1999 Employee Stock Purchase Plan (incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No. 333-91987))

5.0                         Opinion of Piper Marbury Rudnick & Wolfe LLP, counsel for the Registrant, regarding the legal validity of the shares of Common Stock being registered for issuance under the Plans (filed herewith)

23.1                        Consent of Counsel (contained in Exhibit 5.0)

23.2                        Consent of Independent Auditors (filed herewith)

24.0                        Power of Attorney (filed herewith)